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                                                                     EXHIBIT 10j




                            GUARANTY OF CORPORATION



    FOR VALUE RECEIVED and in consideration of any loan or advance now or hereafter made to ACME BOOT COMPANY, INC. or to ACME BOOT RETAIL CO., INC. (collectively, together with their successors and assigns, "Borrower") by NATIONSBANK, N.A. (SOUTH), formerly known as NationsBank of Georgia, N.A. ("NationsBank") under the Financing Agreement dated December 28, 1993 and under the Inventory Financing Agreement, dated April 24, 1995 (as amended, collectively, the "Financing Agreement"), which loans and advances will be to the direct interest and advantage of the undersigned, and to induce NationsBank from time to time to make loans to Borrower and enter into an extension of the term of the Financing Agreement, the undersigned and NationsBank agree as follows:

1. CHARACTER OF OBLIGATION. The undersigned hereby unconditionally guarantees the full payment and performance by Borrower of all loans and advances under the Financing Agreement, all obligations for letters of credit or agreements with respect thereto, any drafts or any obligations for acceptances or agreements with respect thereto, including all interest and other charges relating thereto, however and whenever incurred or evidenced, whether direct or indirect, absolute or contingent, or due or to become due (hereafter the "Obligations"). The obligation of the undersigned hereunder is primary and unconditional and shall be enforceable before, concurrently or after any claim or demand is made or suit is filed against Borrower or any other guarantor or surety, and before, concurrently or after any proceeding by NationsBank against any security, and shall be effective regardless of the solvency or insolvency of Borrower at any time, the extension or modification of the Obligations by operation of law, or the subsequent reorganization, merger or consolidation of Borrower, or any other change in its composition, nature, personnel or location. The obligation hereunder may be considered by NationsBank either as a guaranty or agreement of surety. Payment of any sum or sums due to NationsBank hereunder will be made by the undersigned immediately upon demand by NationsBank. If claim is ever made upon NationsBank for repayment or recovery of any amount or amounts received by NationsBank in payment of any of the Obligations and NationsBank repays all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body having jurisdiction over NationsBank or any of its property, or (b) any settlement or compromise of any such claim effected by NationsBank with any such claimant (including Borrower), then in such event the undersigned agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the undersigned, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any of the Obligations, and the undersigned shall be and remain obligated to NationsBank hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally

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been received by NationsBank.  The undersigned agrees that the books and records of NationsBank showing the account between NationsBank and Borrower shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof, except that the monthly statements rendered to Borrower by NationsBank shall, to the extent to which no objection is made within thirty (30) days after date thereof, constitute an account stated between NationsBank and Borrower binding upon the undersigned. The undersigned agrees to pay all costs of NationsBank of collection of any sum or sums due hereunder, and, if collected by or through an attorney, the lesser of actual attorney's fees or reasonable attorneys' fees together with all other legal and court expenses. The undersigned agrees that its obligation hereunder shall not be discharged or impaired in any respect by reason of any failure by NationsBank to perfect, or continue perfection of, any lien or security interest in any security or any delay by NationsBank in perfecting any such lien or security interest. The undersigned represents and warrants that it will receive a direct benefit from NationsBank's loans to Borrower.

2. CONSENT AND WAIVER. The undersigned waives notice of acceptance hereof, creation of any of the Obligations, or nonpayment or default by Borrower under any of the Obligations or any agreement now or hereafter existing between Borrower and NationsBank, presentment, demand, notice of dishonor, protest and any other notices whatever. The undersigned waives the provisions of O.C.G.A.
Section 10-7-24. The undersigned, without affecting its liability hereunder, consents to and waives notice of all changes of terms of the Obligations, the withdrawal or extension of credit or time to pay, the release of the whole or any part of the Obligations, renewal, indulgence, settlement, compromise or failure to exercise due diligence in collection, the acceptance or release of security, extension of the time to pay for any period or periods whether or not longer than the original period, or any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations or any collateral security given by Borrower. The undersigned agrees that it shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Borrower or to any collateral for the Obligations, even upon payment in full of the Obligations. The undersigned also consents to and waives notice of any arrangements or settlements made in or out of court in the event of receivership, liquidation, readjustment, any proceeding under Title 11 of the United States Code (entitled "Bankruptcy") as amended, or assignment for the benefit of creditors of Borrower, and anything whatever whether or not herein specified which may be done or waived by or between NationsBank and Borrower, or Borrower and any other person whose claim against Borrower has been or shall be assigned or transferred to NationsBank. The undersigned agrees that if any notification of intended disposition of collateral or of any other act by NationsBank is required by law and a specific time period is not stated therein, such notification, if mailed by first class mail at least five (5) banking days before such disposition or act, postage prepaid, addressed to the undersigned either at the address shown below or at any other address of the undersigned appearing on the records of NationsBank, shall be deemed reasonably and properly given. NationsBank may, subject to the provisions of the Financing Agreement without notice of any kind, sell, assign or transfer any or all of the Obligations and in such event each and every immediate and successive assignee, transferee

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or holder of any of the Obligations shall have the right to enforce this
Guaranty, by suit or otherwise for the benefit of such assignee, transferee or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits; NationsBank shall have an unimpaired right prior and superior to that of any such assignee, transferee or holder to enforce this Guaranty for the benefit of NationsBank as to such of the Obligations as is not sold, assigned or transferred. THE UNDERSIGNED HEREBY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON.

3. CONSTRUCTION. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State of Georgia. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, said provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. This Guaranty does not supersede any other guaranty or other agreement executed by the undersigned, or any other guaranty in favor of NationsBank; provided, however, this Guaranty does replace and supersede that certain Guaranty of Corporation executed and delivered by the undersigned on December 28, 1993.

4. BENEFIT. This Guaranty shall bind the undersigned, its successors and assigns, and the rights and privileges of NationsBank hereunder shall inure to the benefit of its successors and assigns, and this Guaranty shall be effective with respect to loans or advances made by NationsBank's successors and assigns to Borrower.

5. DURATION. This Guaranty shall continue in full force and effect until terminated by the actual receipt by NationsBank by registered or certified mail of written notice of termination from the undersigned. Such termination shall be applicable only to transactions having their inception thereafter, and rights and obligations arising out of transactions having their inception prior to such termination shall not be affected.

6. MISCELLANEOUS. THE UNDERSIGNED HEREBY AGREES THAT (a) IF AN EVENT OF DEFAULT OCCURS (AND HAS NOT BEEN WAIVED OR AMENDED) UNDER THAT CERTAIN $800,000,000.00 CREDIT AGREEMENT, DATED AUGUST 16, 1993, AS AMENDED, BETWEEN THE UNDERSIGNED AND ITS LENDERS, OR (b) IF THE UNDERSIGNED'S STANDARD & POOR'S RATING FALLS BELOW BB+, NATIONSBANK SHALL BE ENTITLED TO ENFORCE ITS RIGHTS UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, DEMANDING PAYMENT OF THE OBLIGATIONS. THE RIGHTS PROVIDED TO NATIONSBANK BY THIS PARAGRAPH 6 ARE IN ADDITION TO ALL OTHER RIGHTS OF NATIONSBANK UNDER THIS GUARANTY.





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  Wherefore the undersigned has caused this Guaranty to be executed by its duly authorized officers and its seal affixed this 15th day of January, 1996, at
_______________________.


                                      FRUIT OF THE LOOM, INC.


                                      By:_______________________________________
                                                                         (Title)


Attest:
______________________________________
              (Secretary)

           [Corporate Seal]



                                   ACCEPTANCE


The foregoing Guaranty is accepted in Atlanta, Georgia this _____ day of January, 1996.


                                      NATIONSBANK, N.A. (SOUTH),
                                      formerly known as NationsBank of
                                      Georgia, N.A.


                                      By: ______________________________________
                                                                         (Title)





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